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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549



                                  FORM 8-K



                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                               July 30, 1998



                      FIRST PLACE FINANCIAL CORPORATION
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



           New Mexico                     0-25956               85-0317365
 ------------------------------        ------------          ----------------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)


      100 East Broadway, Farmington, New Mexico                   87401
      ------------------------------------------------------------------
        Address of principal executive offices                  Zip Code


Registrant's telephone number including area code: (505) 324-9500
                                                   --------------

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ITEM 5.  OTHER EVENTS

         Resignation of Ben Heikkinen from First Place Financial Corporation Board.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

         Resignation letter dated July 30, 1998 from Ben Heikkinen.






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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FIRST PLACE FINANCIAL CORPORATION
                                         ---------------------------------
                                                    (Registrant)



Date:  August 5, 1998                    /s/ James D. Rose
       ---------------                   ---------------------------------
                                         President and Chief Operating Officer



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